Exhibit 10.25

                                 THIRD AMENDMENT
                                     TO THE
                   SECURITY AND PLEDGE AGREEMENT, WITH ADDENDA
                   -------------------------------------------


      Third Amendment, dated as of April 28, 1999 (the "Third Amendment") to the Security and Pledge Agreement (the "Security Agreement"), dated as of February 4, 1997, among Atlantic Express Transportation Group Inc., a New York corporation (together with its successors and assigns, "AETG"), Atlantic Express Transportation Corp., a New York corporation and a subsidiary of AETG (together with its successors and assigns, the "Company"), the subsidiaries of the Company that are party thereto and The Bank of New York, as the trustee under the Indenture(as defined below) for the benefit of the holders of the Notes (as defined below)(together with its successors and assigns, the "Secured Party"), as amended by the First Amendment to the Security and Pledge Agreement, dated as of August 14, 1997, and the Second Amendment to the Security and Pledge Agreement, dated as of December 12, 1997, each among AETG, the Company, the subsidiaries of the Company that are party thereto and the Secured Party. Capitalized terms not defined herein shall have the respective meaning set forth for such terms in the Security Agreement.

      WHEREAS, the subsection (i) of Section 2.2 of the Security Agreement contained an ambiguity, defect and/or inconsistency;

      WHEREAS, Section 7.5 of the Security Agreement, as amended, and Section
9.1 of the Indenture, as amended (the "Indenture"), dated February 4, 1997, among the Company, the Guarantors named therein and the Trustee, as amended, provide among other things, that the Company and the Trustee may amend or supplement the Security Agreement without the consent of any Holder to cure any ambiguity, defect or inconsistency;

      WHEREAS, the parties to Security Agreement desire to amend the Security Agreement as set forth below.

      NOW, THEREFORE, in consideration of the agreements set forth herein and for other and good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

             1. Subsection (i) of Section 2.2 of the Security Agreement is hereby amended and restated in its entirety, as follows:

            (i) the issued and outstanding shares of capital stock of the Company and the Subsidiaries identified on Schedule I hereto as owned by AETG and the Company, respectively, as of February 4, 1997 and all shares of capital stock of the Company and each of the Subsidiaries of the Company or of any Restricted Subsidiary acquired by AETG, the Company or any other Restricted Subsidiary after February 4, 1997 (collectively, the "Pledged Stock") and all certificate(s) representing such stock; and

             2. Schedules I, II and III shall hereby be amended to include the information set forth on such corresponding Schedules I, II and III attached hereto.

             3. Except as herein amended, all terms, provisions and conditions of the Security Agreement, all Annexes and Schedules thereto and all documents executed in connection therewith shall continue in full force and effect and shall remain enforceable and binding in accordance with their terms.

             4. This Amendment may be executed in any number of counterparts, each of which shall for all purposes be deemed an original and all of which constitute, collectively, one agreement.

             5.   THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE
PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICTS OF LAWS).

             6. In the event of a conflict between the terms and conditions of the Security Agreement and the terms and conditions of this Amendment, then the terms and conditions of this Amendment shall prevail.

                  IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed and delivered as of the date first above written.


ATLANTIC EXPRESS TRANSPORTATION                         ATLANTIC EXPRESS
GROUP INC.                                              TRANSPORTATION CORP.


By:    /s/ Domenic Gatto                                By:    /s/ Domenic Gatto
       -----------------                                       -----------------
Name:  Domenic Gatto                                    Name:  Domenic Gatto
Title: President                                        Title: Domenic Gatto


                                   GUARANTORS

BROOKFIELD TRANSIT INC.                 ATLANTIC PARATRANS OF KENTUCKY INC.
AMBOY BUS CO., INC.                     RAYBERN BUS SERVICE, INC.
STATEN ISLAND BUS, INC.                 G.V.D. LEASING CO., INC.
RAYBERN CAPITAL CORP.                   BLOCK 7932, INC.
METROPOLITAN ESCORT SERVICE, INC.       ATLANTIC-CONN. TRANSIT, INC.
MERIT TRANSPORTATION CORP.              ATLANTIC EXPRESS OF MISSOURI INC.
TEMPORARY TRANSIT SERVICE, INC.         ATLANTIC EXPRESS OF L.A. INC.
ATLANTIC-HUDSON, INC.                   JERSEY BUS SALES, INC.
COURTESY BUS CO., INC.                  JERSEY BUSINESS LAND CO. INC.

K. CORR, INC.                           201 WEST SOTELLO REALTY, INC.
RAYBERN EQUITY CORP.                    ATLANTIC MEDFORD, INC.
METRO AFFILIATES, INC.                  ATLANTIC PARATRANS OF COLORADO, INC.
MIDWAY LEASING INC.                     ATLANTIC PARATRANS OF PENNSYLVANIA, INC.
CENTRAL NEW YORK COACH                  ATLANTIC EXPRESS OF NEW JERSEY, INC.
    SALES & SERVICE, INC.               FIORE BUS SERVICE, INC.
ATLANTIC-CHITTENANGO REAL               GROOM TRANSPORTATION, INC
  PROPERTY CORP.                        McINTIRE TRANSPORTATION, INC.
ATLANTIC PARATRANS, INC.                R. FIORE BUS SERVICE, INC
180 JAMAICA CORP.                       MOUNTAIN TRANSIT, INC.
ATLANTIC EXPRESS COACHWAYS, INC.
ATLANTIC EXPRESS OF
    PENNSYLVANIA, INC.

                                                    By:   /s/ Domenic Gatto
                                                          -----------------
                                                            Name:  Domenic Gatto
                                                            Title:    President


THE BANK OF NEW YORK, as
  Trustee and Secured Party


By:    /s/ Van K. Brown
       ----------------
Name:  Van K. Brown
Title: Assistant Vice President

                                   Schedule I

        Pledged Securities Owned By Atlantic Express Transportation Corp.
        -----------------------------------------------------------------


                                                     Stock                                 Percentage of
             Stock                  Class of      Certificate                Number of      Outstanding
             Issuer                 Stock           Number       Par Value     Shares          Shares
             ------                 --------      -----------    ---------   ---------     -------------

Atlantic Medford, Inc.               Common            1           None           10            100%
 Atlantic Paratrans of               Common            2           None                         100%
       Colorado, Inc.                                                             10
 Atlantic Paratrans of               Common            1           None                         100%
       Pennsylvania, Inc.                                                         10
 Atlantic Express of                 Common            2           None                         100%
      New Jersey, Inc.                                                            10
 Fiore Bus Service, Inc.             Common           18           None                         100%
                                                                                 950
 Groom Transportation,               Common            2           None                         100%
      Inc.                                                                       100
 McIntire                            Common            7           None                         100%
Transportation,           Inc.                                                   100
 R. Fiore Bus Service, Inc.          Common           12           None                         100%
                                                                                  70
 Mountain Transit, Inc.              Common            2           None                         100%
                                                                                 100

                                   Schedule II

                                 Filing Offices
                                 --------------

          Debtor Name                          Jurisdictions Where UCC-1s Filed
          -----------                          --------------------------------

Atlantic Medford, Inc.                         Secretary of State, New York
                                               Richmond County, New York
                                               Nassau County, New York
Atlantic Paratrans of Colorado, Inc.           Secretary of State, New York
                                               Richmond County, New York

                                               Secretary of State, Colorado
                                               Denver County, Colorado
Atlantic Paratrans of Pennsylvania, Inc.       Secretary of State, New York
                                               Richmond County, New York

                                               Secretary of State, Pennsylvania
                                               Philadelphia County, Pennsylvania
Atlantic Express of New Jersey, Inc.           Secretary of State, New York
                                               Richmond County, New York

                                               Secretary of State, New Jersey
                                               Burlington County, New Jersey
                                               Middlesex County, New Jersey
Fiore Bus Service, Inc.                        Secretary of State, New York
                                               Richmond County, New York

                                               Secretary of State, Massachusetts
                                               Essex County, Massachusetts
Groom Transportation, Inc.                     Secretary of State, New York
                                               Richmond County, New York

                                               Secretary of State, Massachusetts
                                               Essex County, Massachusetts
McIntire Transportation, Inc.                  Secretary of State, New York
                                               Richmond County, New York

                                               Secretary of State, Massachusetts
                                               Essex County, Massachusetts
R. Fiore Bus Service, Inc.                     Secretary of State, New York
                                               Richmond County, New York

                                               Secretary of State, Massachusetts
                                               Essex, County, Massachusetts
Mountain Transit, Inc.                         Secretary of State, New York
                                               Richmond County, New York

                                               Secretary of State, Vermont
                                               Chittenden County, Vermont

                                  Schedule III

                             Location of Collateral
                             ----------------------

Atlantic Medford, Inc.
3250 Lawson Boulevard
Oceanside, New York

Atlantic Paratrans of Colorado, Inc.
5135 York Street
Denver, Colorado

5101 Columbine Street
Denver, Colorado

Atlantic Paratrans of Pennsylvania, Inc.
3470 E. Thompson Street
Philadelphia, Pennsylvania

Atlantic Express of New Jersey, Inc.
2015 Route 206
Bordentown, New Jersey

226 Red Lion Road
South Hampton, New Jersey

Fiore Bus Service, Inc.
24R Bennett Highway
Saugus, Massachusetts

Groom Transportation, Inc.
24R Bennett Highway
Sauagus, Massachusetts

3 Plank Street
Billerica, Massachusetts

McIntire Transportation, Inc.
24R Bennet Highway
Saugus, Massachusetts

R. Fiore Bus Service, Inc.
24R Bennett Highway
Saugus, Massachusetts

3 Plank Street
Billerica, Massachusetts

100(J) Ashberton Avenue
Woburn, Massachusetts

Mountain Transit, Inc.
222 Railroad Street
Melton, Vermont

Blackey Road
Colchester, Vermont

Sounders Road
Essex, Vermont

Landfill Road
Milton, Vermont

                    ADDENDUM TO SECURITY AND PLEDGE AGREEMENT


      The undersigned, ATLANTIC MEDFORD, INC., a New York corporation:

      (i) agrees to all of the provisions of the Security and Pledge Agreement, dated as of February 4, 1997, among AETG, the Company and the Restricted Subsidiaries (each as defined therein), in favor of The Bank of New York (the "Secured Party"), as amended by the First Amendment to the Security and Pledge Agreement, dated as of August 14, 1997, and the Second Amendment to the Security and Pledge Agreement, dated as of December 12, 1997, each among AETG, the Company and the Restricted Subsidiaries (each as defined therein), in favor of the Secured Party (the "Security Agreement"), pursuant to the Indenture, dated as of February 4, 1997, each among the Company, the Restricted Subsidiaries (each as defined therein) and the Secured Party, as amended by the First Supplemental Indenture dated as of August 14, 1997, the Second Supplemental Indenture dated as of December 12, 1997 and the Third Supplemental Indenture dated as of October 28, 1998, each among the Company, Restricted Subsidiaries (each as defined therein ) and the Secured Party (the "Indenture"), and

      (ii) effective on the date hereof becomes a party to the Security Agreement, as a Restricted Subsidiary, with the same effect as if the undersigned were an original signatory to the Security Agreement (with the representations and warranties contained therein) being deemed to be made by the undersigned Restricted Subsidiary as of the date hereof.

      Terms defined in the Security Agreement and the Indenture shall have such defined meanings when used herein.

      By its acceptance hereof, each undersigned Restricted Subsidiary hereby ratifies and confirms its respective obligations under the Guaranty, as supplemented hereby.

                                            ATLANTIC MEDFORD, INC.


                                            By:    /s/ Domenic Gatto
                                                   -----------------
                                            Name:  Domenic Gatto
                                            Title: President


Date: April 28, 1999

                    ADDENDUM TO SECURITY AND PLEDGE AGREEMENT


      The undersigned, ATLANTIC PARATRANS OF COLORADO, INC., a Colorado corporation:

      (i) agrees to all of the provisions of the Security and Pledge Agreement, dated as of February 4, 1997, among AETG, the Company and the Restricted Subsidiaries (each as defined therein), in favor of The Bank of New York (the "Secured Party"), as amended by the First Amendment to the Security and Pledge Agreement, dated as of August 14, 1997, and the Second Amendment to the Security and Pledge Agreement, dated as of December 12, 1998, each among AETG, the Company and the Restricted Subsidiaries (each as defined therein), in favor of the Secured Party (the "Security Agreement"), pursuant to the Indenture, dated as of February 4, 1997, among the Company, the Restricted Subsidiaries (each as defined therein) and the Secured Party, as amended by the First Supplemental Indenture dated as of August 14, 1997, the Second Supplemental Indenture dated as of December 12, 1997, and the Third Supplemental Indenture dated as of October 28, 1998, each among the Company, Restricted Subsidiaries (each as defined therein) and the Secured Party (the "Indenture"), and

      (ii) effective on the date hereof becomes a party to the Security Agreement, as a Restricted Subsidiary, with the same effect as if the undersigned were an original signatory to the Security Agreement (with the representations and warranties contained therein) being deemed to be made by the undersigned Restricted Subsidiary as of the date hereof.

      Terms defined in the Security Agreement and the Indenture shall have such defined meanings when used herein.

      By its acceptance hereof, each undersigned Restricted Subsidiary hereby ratifies and confirms its respective obligations under the Guaranty, as supplemented hereby.

                                            ATLANTIC PARATRANS OF COLORADO, INC.


                                            By:    /s/ Domenic Gatto
                                                   -----------------
                                            Name:  Domenic Gatto
                                            Title: President


Date: April 28, 1999

                    ADDENDUM TO SECURITY AND PLEDGE AGREEMENT


      The undersigned, ATLANTIC PARATRANS OF PENNSYLVANIA, INC., a Pennsylvania corporation:

      (i) agrees to all of the provisions of the Security and Pledge Agreement, dated as of February 4, 1997, among AETG, the Company and the Restricted Subsidiaries (each as defined therein), in favor of The Bank of New York (the "Secured Party"), as amended by the First Amendment to the Security and Pledge Agreement, dated as of August 14, 1997, and the Second Amendment to the Security and Pledge Agreement, dated as of December 12, 1997, each among AETG, the Company and the Restricted Subsidiaries (each as defined therein), in favor of the Secured Party (the "Security Agreement"), pursuant to the Indenture, dated as of February 4, 1997, among the Company, the Restricted Subsidiaries (each as defined therein) and the Secured Party, as amended by the First Supplemental Indenture dated as of August 14, 1997, the Second Supplemental Indenture dated as of December 12, 1997, and the Third Supplemental Indenture dated as of October 28, 1998, each among the Company, Restricted Subsidiaries (each as defined therein) and the Secured Party (the "Indenture"), and

      (ii) effective on the date hereof becomes a party to the Security Agreement, as a Restricted Subsidiary, with the same effect as if the undersigned were an original signatory to the Security Agreement (with the representations and warranties contained therein) being deemed to be made by the undersigned Restricted Subsidiary as of the date hereof.

      Terms defined in the Security Agreement and the Indenture shall have such defined meanings when used herein.

      By its acceptance hereof, each undersigned Restricted Subsidiary hereby ratifies and confirms its respective obligations under the Guaranty, as supplemented hereby.

                                        ATLANTIC PARATRANS OF PENNSYLVANIA, INC.


                                        By:    /s/ Domenic Gatto
                                               -----------------
                                        Name:  Domenic Gatto
                                        Title: President


Date: April 28, 1999

                    ADDENDUM TO SECURITY AND PLEDGE AGREEMENT


      The undersigned, ATLANTIC EXPRESS OF NEW JERSEY, INC., a New Jersey corporation:

      (i) agrees to all of the provisions of the Security and Pledge Agreement, dated as of February 4, 1997, among AETG, the Company and the Restricted Subsidiaries (each as defined therein), in favor of The Bank of New York (the "Secured Party"), as amended by the First Amendment to the Security and Pledge Agreement, dated as of August 14, 1997, and the Second Amendment to the Security and Pledge Agreement, dated as of December 12, 1997, each among AETG, the Company and the Restricted Subsidiaries (each as defined therein), in favor of the Secured Party (the "Security Agreement"), pursuant to the Indenture, dated as of February 4, 1997, among the Company, the Restricted Subsidiaries (each as defined therein) and the Secured Party, as amended by the First Supplemental Indenture dated as of August 14, 1997, the Second Supplemental Indenture dated as of December 12, 1997, and the Third Supplemental Indenture dated as of October 28, 1998, each among the Company, Restricted Subsidiaries (each as defined therein) and the Secured Party (the "Indenture"), and

      (ii) effective on the date hereof becomes a party to the Security Agreement, as a Restricted Subsidiary, with the same effect as if the undersigned were an original signatory to the Security Agreement (with the representations and warranties contained therein) being deemed to be made by the undersigned Restricted Subsidiary as of the date hereof.

      Terms defined in the Security Agreement and the Indenture shall have such defined meanings when used herein.

      By its acceptance hereof, each undersigned Restricted Subsidiary hereby ratifies and confirms its respective obligations under the Guaranty, as supplemented hereby.

          `                                 ATLANTIC EXPRESS OF NEW JERSEY, INC.


                                            By:    /s/ Domenic Gatto
                                                   -----------------
                                            Name:  Domenic Gatto
                                            Title: President


Date: April 28, 1999

                    ADDENDUM TO SECURITY AND PLEDGE AGREEMENT


      The undersigned, FIORE BUS SERVICE, INC., a Massachusetts corporation:

      (i) agrees to all of the provisions of the Security and Pledge Agreement, dated as of February 4, 1997, among AETG, the Company and the Restricted Subsidiaries (each as defined therein), in favor of The Bank of New York (the "Secured Party"), as amended by the First Amendment to the Security and Pledge Agreement, dated as of August 14, 1997, and the Second Amendment to the Security and Pledge Agreement, dated as of December 12, 1997, each among AETG, the Company and the Restricted Subsidiaries (each as defined therein), in favor of the Secured Party (the "Security Agreement"), pursuant to the Indenture, dated as of February 4, 1997, among the Company, the Restricted Subsidiaries (each as defined therein) and the Secured Party, as amended by the First Supplemental Indenture dated as of August 14, 1997, the Second Supplemental Indenture dated as of December 12, 1997, and the Third Supplemental Indenture dated as of October 28, 1998, each among the Company, Restricted Subsidiaries (each as defined therein) and the Secured Party (the "Indenture"), and

      (ii) effective on the date hereof becomes a party to the Security Agreement, as a Restricted Subsidiary, with the same effect as if the undersigned were an original signatory to the Security Agreement (with the representations and warranties contained therein) being deemed to be made by the undersigned Restricted Subsidiary as of the date hereof.

      Terms defined in the Security Agreement and the Indenture shall have such defined meanings when used herein.

      By its acceptance hereof, each undersigned Restricted Subsidiary hereby ratifies and confirms its respective obligations under the Guaranty, as supplemented hereby.

                                            FIORE BUS SERVICE, INC.


                                            By:    /s/ Domenic Gatto
                                                   -----------------
                                            Name:  Domenic Gatto
                                            Title: President


Date: April 28, 1999

                    ADDENDUM TO SECURITY AND PLEDGE AGREEMENT


      The undersigned, GROOM TRANSPORTATION, INC., a Massachusetts corporation:

      (i) agrees to all of the provisions of the Security and Pledge Agreement, dated as of February 4, 1997, among AETG, the Company and the Restricted Subsidiaries (each as defined therein), in favor of The Bank of New York (the "Secured Party"), as amended by the First Amendment to the Security and Pledge Agreement, dated as of August 14, 1997, and the Second Amendment to the Security and Pledge Agreement, dated as of December 12, 1997, each among AETG, the Company and the Restricted Subsidiaries (each as defined therein), in favor of the Secured Party (the "Security Agreement"), pursuant to the Indenture, dated as of February 4, 1997, among the Company, the Restricted Subsidiaries (each as defined therein) and the Secured Party, as amended by the First Supplemental Indenture dated as of August 14, 1997, the Second Supplemental Indenture dated as of December 12, 1997, and the Third Supplemental Indenture dated as of October 28, 1998, each among the Company, Restricted Subsidiaries (each as defined therein) and the Secured Party (the "Indenture"), and

      (ii) effective on the date hereof becomes a party to the Security Agreement, as a Restricted Subsidiary, with the same effect as if the undersigned were an original signatory to the Security Agreement (with the representations and warranties contained therein) being deemed to be made by the undersigned Restricted Subsidiary as of the date hereof.

      Terms defined in the Security Agreement and the Indenture shall have such defined meanings when used herein.

      By its acceptance hereof, each undersigned Restricted Subsidiary hereby ratifies and confirms its respective obligations under the Guaranty, as supplemented hereby.

                                            GROOM TRANSPORTATION, INC.


                                            By:    /s/ Domenic Gatto
                                                   -----------------
                                            Name:  Domenic Gatto
                                            Title: President


Date: April 28, 1999

                    ADDENDUM TO SECURITY AND PLEDGE AGREEMENT


      The undersigned, McINTIRE TRANSPORTATION, INC., a Massachusetts corporation:

      (i) agrees to all of the provisions of the Security and Pledge Agreement, dated as of February 4, 1997, among AETG, the Company and the Restricted Subsidiaries (each as defined therein), in favor of The Bank of New York (the "Secured Party"), as amended by the First Amendment to the Security and Pledge Agreement, dated as of August 14, 1997, and the Second Amendment to the Security and Pledge Agreement, dated as of December 12, 1997, each among AETG, the Company and the Restricted Subsidiaries (each as defined therein), in favor of the Secured Party (the "Security Agreement"), pursuant to the Indenture, dated as of February 4, 1997, among the Company, the Restricted Subsidiaries (each as defined therein) and the Secured Party, as amended by the First Supplemental Indenture dated as of August 14, 1997, the Second Supplemental Indenture dated as of December 12, 1997, and the Third Supplemental Indenture dated as of October 28, 1998, each among the Company, Restricted Subsidiaries (each as defined therein) and the Secured Party (the "Indenture"), and

      (ii) effective on the date hereof becomes a party to the Security Agreement, as a Restricted Subsidiary, with the same effect as if the undersigned were an original signatory to the Security Agreement (with the representations and warranties contained therein) being deemed to be made by the undersigned Restricted Subsidiary as of the date hereof.

      Terms defined in the Security Agreement and the Indenture shall have such defined meanings when used herein.

      By its acceptance hereof, each undersigned Restricted Subsidiary hereby ratifies and confirms its respective obligations under the Guaranty, as supplemented hereby.

                                            McINTIRE TRANSPORTATION, INC.


                                            By:    /s/ Domenic Gatto
                                                   -----------------
                                            Name:  Domenic Gatto
                                            Title: President


Date: April 28, 1999

                    ADDENDUM TO SECURITY AND PLEDGE AGREEMENT


      The undersigned, R. FIORE BUS SERVICE, INC., a Massachusetts corporation:

      (i) agrees to all of the provisions of the Security and Pledge Agreement, dated as of February 4, 1997, among AETG, the Company and the Restricted Subsidiaries (each as defined therein), in favor of The Bank of New York (the "Secured Party"), as amended by the First Amendment to the Security and Pledge Agreement, dated as of August 14, 1997, and the Second Amendment to the Security and Pledge Agreement, dated as of December 12, 1997, each among AETG, the Company and the Restricted Subsidiaries (each as defined therein), in favor of the Secured Party (the "Security Agreement"), pursuant to the Indenture, dated as of February 4, 1997, among the Company, the Restricted Subsidiaries (each as defined therein) and the Secured Party, as amended by the First Supplemental Indenture dated as of August 14, 1997, the Second Supplemental Indenture dated as of December 12, 1997, and the Third Supplemental Indenture dated as of October 28, 1998, each among the Company, Restricted Subsidiaries (each as defined therein) and the Secured Party (the "Indenture"), and

      (ii) effective on the date hereof becomes a party to the Security Agreement, as a Restricted Subsidiary, with the same effect as if the undersigned were an original signatory to the Security Agreement (with the representations and warranties contained therein) being deemed to be made by the undersigned Restricted Subsidiary as of the date hereof.

      Terms defined in the Security Agreement and the Indenture shall have such defined meanings when used herein.

      By its acceptance hereof, each undersigned Restricted Subsidiary hereby ratifies and confirms its respective obligations under the Guaranty, as supplemented hereby.

                                            R. FIORE BUS SERVICE, INC.


                                            By:    /s/ Domenic Gatto
                                                   -----------------
                                            Name:  Domenic Gatto
                                            Title: President


Date: April 28, 1999

                    ADDENDUM TO SECURITY AND PLEDGE AGREEMENT


      The undersigned, MOUNTAIN TRANSIT, INC., a Vermont corporation:

      (i) agrees to all of the provisions of the Security and Pledge Agreement, dated as of February 4, 1997, among AETG, the Company and the Restricted Subsidiaries (each as defined therein), in favor of The Bank of New York (the "Secured Party"), as amended by the First Amendment to the Security and Pledge Agreement, dated as of August 14, 1997, and the Second Amendment to the Security and Pledge Agreement, dated as of December 12, 1997, each among AETG, the Company and the Restricted Subsidiaries (each as defined therein), in favor of the Secured Party (the "Security Agreement"), pursuant to the Indenture, dated as of February 4, 1997, among the Company, the Restricted Subsidiaries (each as defined therein) and the Secured Party, as amended by the First Supplemental Indenture dated as of August 14, 1997, the Second Supplemental Indenture dated as of December 12, 1997, and the Third Supplemental Indenture dated as of October 28, 1998, each among the Company, Restricted Subsidiaries (each as defined therein) and the Secured Party (the "Indenture"), and

      (ii) effective on the date hereof becomes a party to the Security Agreement, as a Restricted Subsidiary, with the same effect as if the undersigned were an original signatory to the Security Agreement (with the representations and warranties contained therein) being deemed to be made by the undersigned Restricted Subsidiary as of the date hereof.

      Terms defined in the Security Agreement and the Indenture shall have such defined meanings when used herein.

      By its acceptance hereof, each undersigned Restricted Subsidiary hereby ratifies and confirms its respective obligations under the Guaranty, as supplemented hereby.

                                            MOUNTAIN TRANSIT, INC.


                                            By:    /s/ Domenic Gatto
                                                   -----------------
                                            Name:  Domenic Gatto
                                            Title: President


Date: April 28, 1999